UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2007
Cord Blood America, Inc.
(Exact name of registrant as specified in its charter)
Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9000 W. Sunset Boulevard - Suite 400 - West Hollywood, CA 90069
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  310-432-4090

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On September 9, 2005, Cord Blood America, Inc. entered into a Securities Purchase Agreement with an unaffiliated party, Cornell Capital Partners, LP.

As an amendment, as per the original filing, the agreement is attached hereto as exhibit 10.47.

The attached exhibits, which were not included in the original filing dated
September 9, 2005
, referenced in 10.47 are also attached hereto as exhibits 10.94 through 10.96.

Item 9.01 Financial Statements and Exhibits.
______________________________

Exhibits
EX-10.47	Securities Purchase Agreement between Cord Blood America, Inc. and Cornell Capital Partners, LP
EX-10.94	Exhibit A - Form of Investors Registration Rights Agreement
EX-10.95	Exhibit B - Form of Escrow Agreement
EX-10.96	Exhibit C - Security Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cord Blood America, Inc.
Date: January 22, 2007	By:	/s/ Matthew L. Schissler
Matthew L. Schissler Chief Executive Officer